UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 8, 2012

TRANS-LUX CORPORATION

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(Exact name of registrant as specified in its charter)

Delaware	1-2257	13-1394750
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(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Pearl Street, Norwalk, CT  06850-1647

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(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (203) 853-4321

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2012, the Registrant accepted the resignation of Mr. Andrew Aldrich, effective immediately, as the Registrant’s Chief Strategy Officer.  Mr. Aldrich’s decision to resign was not due to any disagreement with the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

TRANS-LUX CORPORATION

by:   /s/ Angela D. Toppi

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Angela D. Toppi

Executive Vice President

and Chief Financial Officer

by:   /s/ Todd Dupee

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Todd Dupee

Vice President and Controller

Dated:  June 14, 2012